Exhibit 10.41

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 2

DATED AS OF AUGUST 9, 2018

TO THE

AGREEMENT TO PURCHASE [*] SPARE ENGINE

BY AND BETWEEN

IAE INTERNATIONAL AERO ENGINES AG

AND

WILLIS LEASE FINANCE CORPORATION

FOR ITSELF AND AS SERVICER

DATED AS OF MARCH 16, 2018

This document contains proprietary information of IAE International Aero Engines AG (“IAE AG”).  IAE AG offers the information contained in this document on the condition that you not disclose or reproduce the information to or for the benefit of any third party without IAE AG’s written consent.  Neither receipt nor possession of this document, from any source, constitutes IAE AG’s permission.  Possessing, using, copying or disclosing this document to or for the benefit of any third party without IAE AG’s written consent may result in criminal and/or civil liability.

THIS DOCUMENT CONTAINS NO TECHNICAL DATA SUBJECT TO THE EAR OR ITAR.

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amdt 02-PA-IAE(WLFC) [*] SPEs (2018-Aug-09) For Distribution

SG

54495-0001/141818661.2

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 2

THIS AMENDMENT NO. 2, dated as of August 9, 2018 (this “Amendment No. 2”), amends the Agreement To Purchase [*] Spare Engines,  dated March 16, 2018  (the “Agreement”),  by and between IAE International Aero Engines AG (“IAE AG”),  which has an office located at 400 Main Street, East Hartford, Connecticut 06118, USA and Willis Lease Finance Corporation, a corporation organized and existing under the laws of the State of Delaware, which has an office located at 773 San Marin Drive, Suite 2215, Novato, California 94998, United States (“Willis”).

WHEREAS:

The Parties entered into the Agreement to Purchase [*] Spare Engines, dated March 16, 2018, to purchase twelve (12) new [*] Spare Engines from IAE, which will be operated by one or more lessee of Willis to support such lessee's [*] aircraft powered by [*] engines;

The Parties entered into Amendment No. 1 to the Agreement of Purchase [*] Spare Engines, dated July 25, 2018, to add two (2) additional new [*] Spare Engines to the Agreement;

The Parties now desire to amend the Agreement to revise the list of Permitted Affiliates in Appendix 6 of the Agreement.

NOW THEREFORE:

In consideration of the foregoing conditions and of the mutual covenants herein contained,  IAE AG and Willis hereby amend the Agreement as follows:

1.Appendix 6 of the Agreement is hereby deleted in its entirety and replaced with the new Appendix 6 provided as Attachment 1 to this Amendment No. 2.

The terms and provisions and attachments contained in this Amendment No. 2 constitute the entire agreement between the parties with respect to the matters herein described, and supersede all prior understandings and agreements of the parties with respect thereto.  No amendment or modification of this Amendment No. 2 shall be binding upon either party unless set forth in a written instrument executed by both parties.

Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Agreement.  The parties hereby agree and acknowledge that there has been full and adequate consideration for the mutual promises contained herein.  The terms and conditions of the Agreement are incorporated herein by reference.  Except as expressly

IAE AG Proprietary - Subject to the Restrictions on the Front Page

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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CONFIDENTIAL TREATMENT REQUESTED

amended hereby, all other terms and conditions of the Agreement shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects.

This Amendment No. 2 is available for the parties’ consideration until September 10, 2018.  Should the terms and conditions of this Amendment No. 2 be acceptable to Willis, please indicate such acceptance of this Amendment No. 2 by having an authorized official of Willis sign each of the two (2) duplicate originals in the space provided and by returning both signed originals to [*] by September 10, 2018.

This Amendment No. 2 may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which when taken together shall constitute the same instrument.

Upon acceptance by IAE AG, as evidenced by execution of the signature block below, this document will become an enforceable amendment to the contract and shall be deemed executed in the jurisdiction in which it was signed by IAE AG.  After acceptance by IAE AG,  IAE AG will return one (1) fully executed duplicate original Amendment No. 2 to Willis.  The parties agree that facsimile signatures shall be deemed to be of the same force and effect as an original executed document.  If executed by facsimile, the parties agree to provide original signature pages upon request.

IAE AG Proprietary - Subject to the Restrictions on the Front Page

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed in duplicate as of the date last written below.

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Dean M. Poulakidas

Typed Name:	Dean M. Poulakidas

Title:	Senior Vice President

Date:	August 10, 2018

IAE INTERNATIONAL AERO ENGINES AG

By:	/s/ Alicia Perrault

Typed Name:	Alicia Perrault

Title:	Chief Legal Officer

Date:	August 14, 2018

IAE AG Proprietary - Subject to the Restrictions on the Front Page

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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CONFIDENTIAL TREATMENT REQUESTED

ATTACHMENT 1

“APPENDIX 6

LIST OF PERMITTED AFFILIATES

WEST Engine Acquisition LLC, a limited liability company organized and existing under the laws of the State of Delaware

Willis Engine Structured Trust Ill, a statutory trust organized and existing under the laws of the

State of Delaware

Willis Engine Structured Trust IV, a statutory trust organized and existing under the laws of the

State of Delaware

Willis Mitsui & Co Engine Support Limited, a limited company organized and existing under the laws of Ireland

CASC Willis Engine Lease Company Limited, a Sino-foreign equity joint venture organized and existing under the laws of China (Shanghai) Pilot Free Trade Zone, People's Republic of China

Wells Fargo Bank Northwest, National Association (or Wells Fargo Trust Company, N.A., as applicable), a national banking association organized and existing under the laws of the United

States of America, or US Bank National Association, a national banking association organized and existing under the laws of the United States of America, in each case, not in its individual capacity but solely as Owner Trustee for the benefit of any of the foregoing.”

IAE AG Proprietary - Subject to the Restrictions on the Front Page

NOTE: Certain Confidential Information in this document (indicated by [*]) has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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